NEWS

FOR RELEASE:	April 26, 2007

WESTSTAR FINANCIAL SERVICES CORPORATION
REPORTS FIRST QUARTER EARNINGS UP 31%

ASHEVILLE, NORTH CAROLINA - Weststar Financial Services Corporation  (OTC:BB “WFSC”) reported consolidated net income of $500 thousand for the three months ended March 31, 2007 compared to $383 thousand for the comparable period in 2006 – an increase of 31%.  On a diluted per share basis, earnings for the three-month periods of 2007 and 2006 were $.27 vs. $.21 – an increase of 29%.  The increase in earnings resulted from growth in net earning assets, improved asset quality and a stronger net interest margin.

At March 31, 2007, consolidated assets totaled $167.1 million – a 16% increase over March 31, 2006.   Asset growth was primarily realized in loans, which increased 19% to $125.7 million.  At March 31, 2007, the Company’s allowance for loans represented 1.50% of outstanding loans.   Deposits reflected 16% growth to $144.0 million at March 31, 2007 compared to the prior year.   Shareholders’ equity increased 23% over March 31, 2006 to $13.3 million at March 31, 2007.

Return on assets was 1.26% compared to 1.12%, and return on equity was 15.30% compared to 14.22% for the three-month periods ended March 31, 2007 and 2006, respectively.

G. Gordon Greenwood, President and Chief Executive Officer, stated, “Earnings were largely attributable to sustained improvement in asset quality, a healthy demand for loans and a stronger net interest margin.  The results would not have been possible without the dedication of all Bank of Asheville associates and our partners at Bank of Asheville Mortgage, White Oak Financial and Altavista Wealth Management.”

Weststar Financial Services Corporation is the parent company of The Bank of Asheville.  Weststar Financial Services Corporation own 100% interest in Weststar Financial Services Corporation I, a statutory trust, and 50% interest in Bank of Asheville Mortgage Company, LLC, a mortgage broker.  The bank operates five full-service banking offices in Buncombe County, North Carolina – Downtown Asheville, Candler, Leicester, South Asheville and Reynolds.  Bank of Asheville Mortgage Company, LLC operates four offices – Downtown Asheville, South Asheville, Hendersonville and Waynesville.

This news release contains forward-looking statements.  Such statements are subject to certain factors that may cause the company’s results to vary from those expected.  These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof.  The company undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

* * * * *

For Further Information, please contact:	Randall C. Hall
Executive Vice President and Secretary
Chief Financial Officer
Voice (828) 232-2904; Fax (828) 350-3904
e-mail rhall@bankofasheville.com

79 Woodfin Place, Suite 102	www.bankofasheville.com
Asheville, North Carolina 28801

Weststar Financial Services Corporation & Subsidiary Selected Financial Data
	Three Months Ended
	March 31,
	2007	2006	% change
Consolidated earning summary:
Interest income	$3,093,799	$2,379,643	30.0%
Interest expense	1,261,744	869,657	45.1%
Net interest income	1,832,055	1,509,986	21.3%
Provision for loan losses	17,855	90,850	-80.4%
Net interest income after
provision for loan losses	1,814,200	1,419,136	27.8%
Other income	350,369	285,203	22.9%
Other expenses	1,375,270	1,114,500	23.4%
Income before taxes	789,299	589,839	33.8%
Income taxes	289,268	206,650	40.0%
Net income	$500,031	$383,189	30.5%
Earnings per share - Basic*	$0.30	$0.23	30.4%
Earnings per share - Diluted*	0.27	0.21	28.6%
Average Shares - Basic*	1,684,120	1,681,290	0.2%
Average Shares - Diluted*	1,830,314	1,806,700	1.3%
Consolidated balance sheet data:
Total Assets	$167,085,504	$144,290,002	15.8%
Total Deposits	143,988,696	124,087,200	16.0%
Loans (gross)	125,721,582	105,453,650	19.2%
Investments	27,095,590	26,512,936	2.2%
Shareholders' Equity	13,477,355	10,978,270	22.8%
Consolidated average balance sheet data:
Total Assets	$160,622,510	$138,775,727	15.7%
Total Deposits	137,597,472	116,849,318	17.8%
Loans (gross)	123,606,201	102,134,367	21.0%
Investments	26,232,122	26,700,426	-1.8%
Shareholders' Equity	13,253,343	10,926,691	21.3%
Consolidated performance ratios:
Return on average assets**	1.26%	1.12%
Return on average equity**	15.30%	14.22%
Capital to Assets	8.25%	7.87%
Consolidated asset quality data and ratios:
Nonaccruing loans	$780,484	$1,854,149	-57.9%
Accruing loans 90 days past due	-	-	-
Nonperforming loans	780,484	1,854,149	-57.9%
Foreclosed properties	103,000	139,750	-26.3%
Nonperforming assets	883,484	1,993,899	-55.7%
Allowance for loan losses	1,888,059	1,844,887	2.3%
Loans charged off	20,172	24,454	-17.5%
Recoveries of loans charged off	6,295	18,114	-65.3%
Net loan charge-offs	13,877	6,340	118.9%
Net charge-offs to average loans**	0.05%	0.03%	80.9%
Nonperforming loans to total assets	0.47%	1.29%	-63.7%
Allowance coverage of nonperforming loans	241.91%	99.50%	143.1%
Allowance for loan losses to gross loans	1.50%	1.75%	-14.2%

*The share and per share amounts have been adjusted to reflect the 6 for 5 stock splits distributed in May 2006.
**Annualized based on number of days in the period.

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Weststar Financial Services Corporation & Subsidiary
Supplemental Quarterly Financial Data
	Quarters Ended
	Mar 31,	Dec 31,	Sept 30,	Jun 30,	Mar 31,
	2007	2006	2006	2006	2006
Consolidated earning summary:
Interest income	$3,093,799	$3,102,808	$2,969,677	$2,669,060	$2,379,643
Interest expense	1,261,744	1,232,763	1,126,316	967,215	869,657
Net interest income	1,832,055	1,870,045	1,843,361	1,701,845	1,509,986
Provision for loan losses	17,855	71,445	60,750	61,600	90,850
Net interest income after provision for loan losses	1,814,200	1,798,600	1,782,611	1,640,245	1,419,136
Other income	350,369	472,841	384,026	270,475	285,203
Other expenses	1,375,270	1,365,649	1,240,687	1,193,891	1,114,500
Income before taxes	789,299	905,792	915,950	716,829	589,839
Income taxes	289,268	285,431	333,180	250,417	206,650
Net income	$500,031	$620,361	$592,770	$466,412	$383,189
Earnings per share - Basic*	$0.30	$0.37	$0.35	$0.28	$0.23
Earnings per share - Diluted*	0.27	0.34	0.33	0.26	0.21
Average Shares - Basic*	1,684,120	1,681,399	1,681,290	1,681,290	1,681,290
Average Shares - Diluted*	1,830,314	1,825,334	1,821,738	1,819,568	1,806,700
Consolidated balance sheet data:
Total Assets	$167,085,504	$157,644,462	$153,070,037	$147,330,128	$144,290,002
Total Deposits	143,988,696	134,871,081	127,629,905	125,086,835	124,087,200
Loans (gross)	125,721,582	122,463,720	118,650,542	110,747,031	105,453,650
Investments	27,095,590	26,241,010	25,711,065	25,726,073	26,512,936
Shareholders' Equity	13,477,355	12,972,853	12,336,153	11,293,784	10,978,270
Consolidated average balance sheet data:
Total Assets	$160,622,510	$159,861,014	$151,974,619	$141,740,816	$138,775,727
Total Deposits	137,597,472	136,218,131	128,671,518	120,331,869	116,849,318
Loans (gross)	123,606,201	120,915,750	115,642,714	106,232,569	102,134,367
Investments	26,232,122	25,597,572	25,665,897	26,993,665	26,700,426
Shareholders' Equity	13,253,343	12,626,175	11,854,678	11,239,611	10,926,691
Consolidated performance ratios:
Return on average assets**	1.26%	1.54%	1.55%	1.32%	1.12%
Return on average equity**	15.30%	19.49%	19.84%	16.64%	14.22%
Capital to Assets	8.25%	7.90%	7.80%	7.93%	7.87%
Consolidated asset quality data and ratios:
Nonaccruing loans	$780,484	$975,190	$937,304	$1,131,397	$1,854,149
Accruing loans 90 days past due	-	-	-	-	-
Nonperforming loans	780,484	975,190	937,304	1,131,397	1,854,149
Foreclosed properties	103,000	106,000	136,177	142,000	139,750
Nonperforming assets	883,484	1,081,190	1,073,481	1,273,397	1,993,899
Allowance for loan losses	1,888,059	1,884,080	1,862,809	1,830,113	1,844,887
Loans charged off	20,172	58,768	42,601	92,632	24,454
Recoveries of loans charged off	6,295	8,593	14,548	16,258	18,114
Net loan charge-offs	13,877	50,175	28,053	76,374	6,340
Net charge-offs to average loans**	0.05%	0.16%	0.10%	0.29%	0.03%
Nonperforming loans to total assets	0.47%	0.62%	0.61%	0.77%	1.29%
Allowance coverage of nonperforming loans	241.91%	193.20%	198.74%	161.76%	99.50%
Allowance for loan losses to gross loans	1.50%	1.54%	1.57%	1.65%	1.75%

*The share and per share amounts have been adjusted to reflect the 6 for 5 stock splits in May 2006.
** Annualized based on number of days in the period.

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